SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2002

UNITED DOMINION REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-10524	54-0857512

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer

incorporation of organization)		Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129
(Address of principal executive offices — zip code)

(720) 283-6120
Registrant’s telephone number, including area code

ITEM 5. Other Events
ITEM 7. Exhibits and Financial Statements
Signatures
Exhibit Index
EX-23.1 Consent of Independent Auditors
EX-99.1 Revised Financial Information

ITEM 5. Other Events

         United Dominion Realty Trust, Inc. (the “Company”) is re-issuing in an updated format its historical financial statements for the fiscal years ended December 31, 2001, 2000 and 1999 in connection with the adoption of Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”). From January 1, 2002 through November 27, 2002, the Company sold or transferred certain properties into real estate held for disposition and in compliance with SFAS 144 has reported revenue, expenses and gains on sales from these properties as discontinued operations for each period presented in its quarterly reports filed since the date of transfer (including the comparable period of the prior year). Under SEC requirements for transitional disclosure, the same reclassification as discontinued operations required by SFAS 144 following the transfer of properties into real estate held for disposition is required for previously issued annual financial statements for each of the three years shown in the Company’s last Annual Report on Form 10-K, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, even though those financial statements relate to periods prior to the date of transfer. This reclassification has no effect on the Company’s reported net income available to common shareholders or funds from operations (“FFO”). The Company elected to re-issue these historical financial statements at this time in preparation for the issuance of a new shelf registration statement.

         This Current Report on Form 8-K updates Items 6, 7 and 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 (the “Form 10-K”) to reflect those properties sold or included in real estate held for disposition through November 27, 2002 as discontinued operations. These updated Items of the Form 10-K are attached to this Current Report as Exhibit 99.1. All other items of the Company’s Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

ITEM 7. Exhibits and Financial Statements

         (c)  Exhibits

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Revised financial information for the years ended December 31, 2001, 2000 and 1999 for the adoption of SFAS No. 144 - Discontinued Operations

Index To Exhibit 99.1	Page Number

Selected Financial Data	6

Management’s Discussion and Analysis of Financial Condition and Results of Operations	7

Financial Statements	20

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Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.

Date:	December 2, 2002	/s/ Christopher D. Genry

Christopher D. Genry Executive Vice President and Chief Financial Officer

Date:	December 2, 2002	/s/ Scott A. Shanaberger

Scott A. Shanberger Senior Vice President and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Revised financial information for the years ended December 31, 2001, 2000, 1999 for the adoption of SFAS No. 144- Discontinued Operations

Index to Exhibit 99.1	Page Number

Selected Financial Data	6

Management’s Discussion and Analysis of Financial Condition and Results of Operations	7

Financial Statements	20

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